Exhibit 10.6

 LINE OF CREDIT NOTE

(COMMITTED)

$5,000,000.00	New York, New York August __, 2023

FOR VALUE RECEIVED, CLIPPER REALTY INC. (the “Borrower”), a corporation organized under the laws of the State of Maryland, with its principal place of business at 4611 Twelfth Avenue, Suite 1L, Brooklyn, New York 11219 promises to pay to the order of VALLEY NATIONAL BANK (the “Bank”), in lawful money and in immediately available funds, at its offices at 1 Pennsylvania Plaza, 46th Floor, New York, New York 10119, or at such other place as the holder hereof may designate, the principal sum of Five Million and 00/100 Dollars ($5,000,000.00), or such lesser amount as may be advanced and be outstanding to or for the benefit of the Borrower hereunder, together with interest accruing thereon from the date advanced until paid in full, as set forth herein.

1.    Line of Credit Advances. Borrower may from time to time prior to the Maturity Date borrow hereunder advances up to the Maximum Line of Credit Amount, subject to the terms and conditions of this Line of Credit Note (“Note”) and the other Loan Documents (as defined herein) (“Line of Credit”). Advances hereunder once repaid may not be re-borrowed. The “Maturity Date” shall mean the earlier to occur of (i) August 10, 2024, and (ii) the acceleration of the maturity of the amounts due hereunder upon an Event of Default (as defined herein), or such later date as may be designated by Bank in its sole discretion by written notice to Borrower. Borrower acknowledges and agrees that in no event will Bank be under any obligation to extend or renew the Line of Credit or this Note beyond the Maturity Date. The “Maximum Line of Credit Amount” shall mean $5,000,000.00. In no event shall the aggregate unpaid principal amount of advances under this Note (together with the sum of the undrawn stated amount of, plus unreimbursed draws under, any letters of credit issued under the Line of Credit) exceed, as of any date of determination, the lesser of (x) the face amount of this Note and (y) the Maximum Line of Credit Amount. In the event of any such occurrence, the amount of such excess shall be immediately due and payable without necessity of demand, and whether or not any Event of Default shall have occurred hereunder.

2.    Advance Procedures. If permitted by Bank, a request for advance may be made by facsimile or electronic mail, with such confirmation or verification (if any) in writing or otherwise as Bank may require in its discretion from time to time. Further, Borrower hereby agrees to indemnify and hold Bank harmless from and against any and all actual damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) which may arise or be created by the acceptance of such facsimile and electronic requests or by the making of such advances. Bank shall have no obligation to determine whether any person requesting an advance is or has been authorized by Borrower to do so. Bank will enter on its books and records, which entry when made will be presumed correct absent manifest error, the date and amount of each advance, as well as the date and amount of each payment made by Borrower.

3.    Interest Rate. Amounts outstanding under this Note shall bear interest at a fluctuating rate per annum which shall be equal to one and one half percent (1.50%) above the Wall Street Journal Prime Rate in effect from time to time; provided, however, that in no event shall the interest rate applicable to advances hereunder be less than four and three quarters percent (4.75%) per annum. Interest hereunder will be calculated based on the actual number of days that principal is outstanding over a year of 360 days. In no event will the rate of interest hereunder exceed the maximum rate allowed by law. As used herein, “Wall Street Journal Prime Rate” or “Prime Rate” shall mean the rate of interest designated as the “Prime Rate” which appears in each publication of The Wall Street Journal under the designation entitled “Money Rates.”

This rate of interest fluctuates and is subject to change without prior notice. If and when the Wall Street Journal Prime Rate changes, the rate of interest on this Note will automatically change effective on the date of any such change, without notice to Borrower. In the event that the Wall Street Journal Prime Rate cannot be ascertained from publication of The Wall Street Journal, the rate of interest which shall be used in substitution thereof and until such time as the Wall Street Journal Prime Rate can be ascertained by reference to The Wall Street Journal shall be a rate equal to the average of the prime rate of interest announced from time to time by three (3) New York banks selected by Bank in its sole and absolute discretion.

4.      Payments.

4.1    Interest and Principal Payments. The Borrower shall pay accrued interest in arrears on the unpaid principal balance of this Note on the first (1st) day of each month during the term hereof, beginning with the payment due on September 1, 2023, and at maturity, whether by acceleration of this Note or otherwise, and after maturity, on demand until paid in full. Notwithstanding anything herein to the contrary, the outstanding principal balance of advances under the Line of Credit and any accrued but unpaid interest thereon shall be due and payable on the Maturity Date.

4.2    Manner of Payment. All payments by Borrower on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds. If any payment under this Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment. Borrower authorizes (but shall not require) Bank to debit any account maintained by Borrower with Bank, at any date on which a payment is due under this Note, in an amount equal to any unpaid portion of such payment. If any payment of principal or interest becomes due on a day on which Bank is closed (as required or permitted by law or otherwise), such payment shall be made not later than the next succeeding Business Day except as may be otherwise provided herein, and such extension shall be included in computing interest in connection with such payment. Each payment made on this Note (or received by Bank with respect to any other indebtedness owed by Borrower to Bank, or any affiliate thereof), shall be applied by Bank to amounts due under this Note (or with respect to any such other indebtedness) in such order or manner as Bank, in its discretion, elects, regardless of any instructions from Borrower to the contrary. Bank or any holder may accept late payments, or partial payments, even though marked “payment in full” or containing words of similar import or other conditions, without waiving any of its rights. For the purposes hereof, “Business Day” shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in New York, New York.

4.3    Default Rate. Upon maturity, whether by acceleration, demand or otherwise and, at Bank’s option, upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, amounts outstanding under this Note shall bear interest at a rate per annum (based on the actual number of days that principal is outstanding over a year of 360 days) equal to 18% per annum but not more than the maximum rate allowed by law (the “Default Rate”). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. The Default Rate is imposed as liquidated damages for the purpose of defraying Bank’s expenses incident to the handling of delinquent payments, but is in addition to, and not in lieu of, Bank’s exercise of any rights and remedies hereunder, under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which Bank may employ. In addition, the Default Rate reflects the increased credit risk to Bank of carrying a loan that is in default. Borrower agrees that the Default Rate is a reasonable forecast of just compensation for anticipated and actual harm incurred by Bank, and that the actual harm incurred by Bank cannot be estimated with certainty and without difficulty.

4.4    Prepayments. The indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty.

4.5    Increased Costs; Yield Protection. On written demand, together with written evidence of the justification therefor, Borrower agrees to pay Bank all direct costs incurred, any losses suffered or payments made by Bank as a result of any Change in Law (hereinafter defined), imposing any reserve, deposit, allocation of capital or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on Bank, its holding company or any of their respective assets relative to the Line of Credit. “Change in Law” means the occurrence, after the date of this Note, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any governmental authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any governmental authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

5.     Right of Setoff; Deposit Accounts.

Borrower hereby authorizes Bank afater the occurenc and during the continuance of an Event of Default to set off against, and to appropriate and apply to the payment of, Borrower’s obligations and liabilities under this Note (whether matured or unmatured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by Bank to Borrower (whether payable in U.S. dollars or any other currency, whether matured or unmatured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced). Upon the occurenc and during the continuance of an Event of Default Borrower grants to Bank a security interest in all deposits and accounts maintained with Bank, together with all other personal property of the Borrower (including without limitation all money, accounts, general intangibles, goods, instruments, documents and chattel paper) which, or evidence of which, are now or at any time in the future shall come into the possession or under the control of or be in transit to Bank or any of its nominees or agents for any purpose, whether or not accepted for the purposes for which it was delivered, to secure the payment of all obligations and liabilities of Borrower to Bank under this Note. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of Bank, although Bank may enter such setoff on its books and records at a later time.

6.     Other Loan Documents. This Note is issued in connection with a letter agreement between Borrower and Bank, dated on or before the date hereof, and certain other agreements and documents executed and/or delivered in connection therewith or referred to therein, the terms of which are incorporated herein by reference (as amended, modified or renewed from time to time, collectively, including this Note, the “Loan Documents”). The holder of this Note is entitled to the benefits of the Loan Documents and may enforce the agreements of the Borrower contained in the Loan Documents and exercise the remedies provided for by, or otherwise available in respect of, the Loan Documents, all in accordance with, and subject to the restrictions contained in, the terms of the Loan Documents.

7.     Default; Remedies.

7.1    Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note: (a) the failure of Borrower to pay when due any principal, interest, fee, charge, indemnity or other indebtedness owing hereunder or under any other Loan Document; (b) the occurenc of an Event of Default under the Credit Agreement, any Mortgage, the Building Loan Agreement or the Project Loan Agreement entered into between Dean Owner LLC (a wholly owned affiliate of Borrower) and Valley National Bank as Administrative Agent with respect to the $115,000,000 construction loan to Dean Owner LLC; (c) any default in the performance or observance of any covenant or agreement contained herein or in any other Loan Document and the lapse of any notice or cure period with respect thereto; or (d) the revocation or attempted revocation, in whole or in part, of this Note or any other Loan Document.

7.2    Remedies. Upon the occurrence of an Event of Default: (a) Bank shall be under no further obligation to make advances hereunder or under any other Loan Document; (b) if an Event of Default relates to the bankruptcy of Borrower shall occur, this Note and all outstanding principal and accrued interest hereunder together with any additional amounts payable hereunder or under any other Loan Documents, if not then due or payable on demand, shall be immediately due and payable without demand or notice of any kind; (c) if any other Event of Default shall occur, this Note and all outstanding principal and accrued interest hereunder together with any additional amounts payable hereunder or under any other Loan Documents, if not then due or payable on demand, at Bank’s option without demand or notice of any kind, may be accelerated and become immediately due and payable; (d) this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (e) Bank may exercise from time to time any of the rights and remedies available under the Loan Documents or under applicable law, including all rights and remedies of a secured creditor under the Uniform Commercial Code as adopted and enacted and in effect from time to time in the applicable jurisdiction and all other applicable law.

8.     Miscellaneous.

8.1    Anti-Money Laundering/International Trade Law Compliance. Borrower represents and warrants to Bank, as of the date of this Note, the date of each advance of proceeds under the Line of Credit, the date of any renewal, extension or modification of the Line of Credit, and at all times until the Line of Credit has been terminated and all amounts thereunder have been indefeasibly paid in full, that: (a) no Covered Entity (i) is a Sanctioned Person; (ii) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any law, regulation, order or directive enforced by any Compliance Authority; (b) the proceeds of the Line of Credit will not be used to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any law, regulation, order or directive enforced by any Compliance Authority; (c) the funds used to repay the Line of Credit are not derived from any unlawful activity; and (d) each Covered Entity is in compliance with, and no Covered Entity engages in any dealings or transactions prohibited by, any laws of the United States, including but not limited to any Anti-Terrorism Laws. Borrower covenants and agrees that it shall immediately notify Bank in writing upon the occurrence of a Reportable Compliance Event.

As used herein: “Anti-Terrorism Laws” means any laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, all as amended, supplemented or replaced from time to time; “Compliance Authority” means each and all of the (a) U.S. Treasury Department/Office of Foreign Assets Control, (b) U.S. Treasury Department/Financial Crimes Enforcement Network, (c) U.S. State Department/Directorate of Defense Trade Controls, (d) U.S. Commerce Department/Bureau of Industry and Security, (e) U.S. Internal Revenue Service, (f) U.S. Justice Department, and (g) U.S. Securities and Exchange Commission; “Covered Entity” means Borrower, its affiliates and subsidiaries, all Credit Parties and other guarantors, pledgors of collateral, all owners of the foregoing, and all brokers or other agents of Borrower acting in any capacity in connection with the Line of Credit; “Reportable Compliance Event” means that any Covered Entity becomes a Sanctioned Person, or is indicted, arraigned, investigated or custodially detained, or receives an inquiry from regulatory or law enforcement officials, in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or self-discovers facts or circumstances implicating any aspect of its operations with the actual or possible violation of any Anti-Terrorism Law; “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any order or directive of any Compliance Authority or otherwise subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

8.2    Indemnity. Borrower agrees to indemnify each of Bank, each legal entity, if any, who controls, is controlled by or is under common control with Bank, and each of their respective directors, officers and employees (the “Indemnified Parties”), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of Borrower), whether in connection with or arising out of or relating to (a) the matters referred to in this Note or in the other Loan Documents or the use of any advance hereunder, (b) any breach of a representation, warranty or covenant by Borrower or (c) any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct, as determined by a final and non-appealable decision of a court of competent jurisdiction. The indemnity agreement contained in this Section shall survive the termination of this Note, payment of any advance hereunder and the assignment of any rights hereunder, or entry of judgment hereon. Borrower may participate at its expense in the defense of any such action or claim.

8.3    Information. So long as this Note shall remain outstanding, and without limitation of any provision of any Loan Document, Borrower agrees to (a) furnish to Bank, with reasonable promptness, such financial statements, tax returns or other information concerning the business, operations, properties and condition, financial or otherwise, of Borrower as Bank may reasonably request from time to time and (b) at any reasonable time and from time to time, permit Bank or any of its agents or representatives to examine and make copies of and abstracts from its records and books of account, visit its properties and discuss its affairs, finances and accounts with any of its officers, directors or independent accountants.

8.4    Notices. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Note must be in writing (except as may be agreed otherwise above with respect to borrowing requests) delivered to Borrower at its address first set forth above, to Bank at its address at 1 Pennsylvania Plaza, 46th Floor, New York, New York 10119, Attention: Jeffrey Puchin, First Vice President, with a copy of any notices pursuant to Section 8.1 to Valley National Bank, 1 Pennsylvania Plaza, 46th Floor, New York, NY 10119, Attention: Associate General Counsel – Lending, or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by any other means, one day after transmission or shipment. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving notices hereunder.

8.5    No Waiver. No failure on the part of Bank to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise by Bank of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any other remedies provided hereunder or by any other instrument or document or under applicable law.

8.6    Costs and Expenses. Borrower shall reimburse Bank immediately upon demand the full amount of all actual reasonable out-of -pocket payments, advances, charges, costs and expenses, whether or not collection is instituted hereon, including reasonable attorneys’ fees (to include outside counsel fees and all allocated costs of Bank’s in-house counsel), expended or incurred by Bank in connection with (a) the negotiation and preparation of this Note and the other Loan Documents, Bank’s continued administration hereof and thereof, and the preparation of amendments and waivers hereto and thereto, including without limitation all costs incidental thereto and costs of preservation of collateral, (b) the enforcement of Bank’s rights and/or the collection of any amounts which become due to Bank under any of the Loan Documents, and (c) the prosecution or defense of any action in any way related to any of the Loan Documents, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in any civil litigation, lawsuit, arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity.

8.7    Amendments, Modifications, Etc. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Borrower therefrom shall be effective unless the same shall be in writing and signed by Bank or other party to be charged, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, Bank may modify this Note for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that Bank shall send a copy of any such modification to the Borrower (which may be sent by electronic mail).

8.8    Successors and Assigns. This Note and the terms hereof shall be binding upon and inure to the benefit of Bank and its successors and assigns, including subsequent holders hereof, and Borrower and its legal representatives, successors and assigns; provided, however, that Borrower may not assign or transfer its interests or rights hereunder (whether by operation of law or otherwise) without Bank’s prior written consent, which Bank may withhold in its sole discretion. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank’s rights and benefits hereunder and under any or all of the other Loan Documents. In connection therewith, Bank may disclose all documents and information which Bank now has or hereafter may acquire relating to any credit accommodation subject hereto, Borrower or its business, or any collateral pledged to secure the obligations evidenced hereby.

8.9    Certain Taxes. The principal of and the interest on the obligations due under this Note, and any other amounts owed hereunder or under any other Loan Document for fees, costs, or otherwise, are payable in lawful money of the United States of America without deduction for or on account of any present or future tax, duty or other charge levied or imposed on this Note or other Loan Document or the proceeds hereof or the holder hereof by any government or any political subdivision thereof or by any other jurisdiction, or by any political subdivision thereof, from which any payment due with respect thereto is remitted or on account of any other restrictions and conditions of whatever nature.  If any such tax, duty or other charge is required to be deducted or withheld by law or regulation from any amount payable hereunder or under any other Loan Document, Borrower shall pay Bank such additional amounts (including any penalties and interest thereon) as may be necessary so that the amount actually received by Bank is equal to the full amount payable hereunder or under such other Loan Document had no such withholding or deduction been made.  Borrower shall furnish to Bank all tax receipts for withholding taxes, if any, paid on behalf of Bank within sixty (60) days of the payment of such tax.  Should Borrower not furnish the tax receipts within ninety (90) days of the due date of payment of such taxes, Borrower shall pay Bank a tax reimbursement equivalent to the amount of withholding tax due.

8.10    Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

8.11    Limitation of Liability. To the fullest extent permitted by applicable law, Borrower shall not assert, and hereby waives any claim against Bank, on any theory of liability, for special, indirect, consequential or punitive damages arising out of, in connection with or as a result of, this Note, any related Loan Documents, the transactions contemplated hereby or thereby or any loan advance or letter of credit or the use of the proceeds thereof.

8.12    GOVERNING LAW.  THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY BANK IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICT OF LAWS WHICH WOULD OR MIGHT MAKE THE LAWS OF ANY OTHER JURISDICTION APPLICABLE) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.  TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE.

8.13    VENUE; JURISDICTION.  ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST BANK OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT BANK’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, OR IN ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK, WHICH SHALL HAVE EXCLUSIVE JURISDICTION IN ANY SUIT, ACTION OR PROCEEDING BETWEEN BORROWER AND BANK, BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, BETWEEN BORROWER AND BANK, AND HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT.  BORROWER DOES HEREBY AGREE THAT SERVICE OF PROCESS UPON BORROWER AT ITS NOTICE ADDRESS AS SET FORTH IN SECTION 8.4 ABOVE (OR SUCH OTHER NEW NOTICE ADDRESS ESTABLISHED BY BORROWER HEREUNDER) BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING AT THE TIME RECEIVED OR REFUSED BY BORROWER AND SHALL CONSTITUTE “PERSONAL DELIVERY” THEREOF AS DEFINED IN SECTION 308(1) OF NEW YORK’S CIVIL PRACTICE LAW AND RULES (OR ANY AMENDMENT THERETO).  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTIONS.

8.14    USA PATRIOT Act Notice. Bank hereby notifies you that pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “Patriot Act”), Bank is required to obtain, verify and record information that identifies Borrower and any other Credit Party, which information includes the name, address, tax identification number and other information regarding Borrower and such Credit Party that will allow Bank to identify Borrower and such Credit Party in accordance with the Patriot Act. In that connection, Bank may also request corporate formation documents, or other forms of identification, to verify information provided.

8.15    Further Assurances; Corrections of Defects. Borrower intending to be legally bound hereby, agrees to promptly correct any defect, error or omission, upon the request of Bank, which may be discovered in the contents of any of the Loan Documents, or in the execution or acknowledgement thereof, and Borrower will execute, or re-execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Bank to satisfy the terms and conditions of the Loan Documents, and all documents executed in connection therewith, including but not limited to the recording, filing or perfecting of any document given for securing and perfecting liens, mortgages, security interests and interests to secure the obligations evidenced by the Loan Documents.

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8.16    WAIVER OF JURY TRIAL. BORROWER (a) KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT BORROWER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO, AND IN, ANY ACTION OR OTHER LEGAL PROCEEDING OF ANY NATURE, RELATING TO (i) THIS NOTE, ANY CREDIT ACCOMMODATION PROVIDED WITH RESPECT HERETO, OR ANY OTHER LOAN DOCUMENT, (ii) ANY TRANSACTION CONTEMPLATED IN THIS NOTE OR ANY SUCH LOAN DOCUMENTS OR (iii) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS NOTE, ANY OF THE OBLIGATIONS EVIDENCED HEREBY, ANY COLLATERAL THEREFOR OR ANY OTHER LOAN DOCUMENT AND (b) CERTIFIES THAT (i) NEITHER BANK, ANY AFFILIATE OF BANK NOR ANY REPRESENTATIVE OF BANK OR ANY SUCH AFFILIATE HAS REPRESENTED TO BORROWER THAT BANK OR ANY SUCH AFFILIATE WILL NOT SEEK TO ENFORCE THE WAIVER MADE BY BORROWER IN THIS PARAGRAPH, AND (ii) HE, SHE OR IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AS NECESSARY AND APPROPRIATE BY INDEPENDENT LEGAL COUNSEL.

Borrower acknowledges that he, she, or it has read and understood all the provisions of this Note, including the waiver of jury trial and has been advised by counsel as necessary or appropriate.

IN WITNESS WHEREOF, the undersigned has executed this Line of Credit Note as of the date first written above.

BORROWER:

CLIPPER REALTY INC., a Maryland corporation

By:
	Name:	David Bistricer
	Title:	Authorized Signatory

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